AMNIS SYSTEMS INC.

                                2000 STOCK PLAN


            As adopted by the Board effective as of October 2, 2000 As approved by the Stockholders on October 3, 2000
            As amended by the Board on January 14, 2002



     1.     Purposes  of  the  Plan.  The  purposes  of  this  Stock Plan are to
            -----------------------
attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock
Purchase  Rights  may  also  be  granted  under  the  Plan.

     2.     Definitions.  As used herein, the following definitions shall apply:
            -----------

          (a)     "Administrator"  means  the  Board or any of its Committees as
                   -------------
shall  administering  the  Plan  in  accordance  with  Section  4  hereof.

          (b)     "Applicable  Laws"  means  the  requirements  relating  to the
                   ----------------
administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.

          (c)     "Board"  means  the  Board  of  Directors  of  the  Company.
                   -----

          (d)     "Code"  means  the  Internal Revenue Code of 1986, as amended.
                   ----

          (e)     "Committee"  means  a  committee of Directors appointed by the
                   ---------
Board  in  accordance  with  Section  4  hereof.

          (f)     "Common  Stock"  means  the  Common  Stock  of  the  Company.
                   -------------

          (g)     "Company"  means  Amnis  Systems Inc., a Delaware corporation.
                   -------

          (h)     "Consultant" means any person who is engaged by the Company or
                   ----------
any Parent Subsidiary to render consulting or advisory services and is compensated for such services.

          (i)     "Director"  means  a  member of the Board of Directors of the
                   --------
Company.

          (j)     "Employee" means any person, including Officers and Directors,
                   --------
employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its


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
Parent,  any  Subsidiary,  or  any  successor.  For  purposes of Incentive Stock
Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (k)     "Exchange  Act"  means the Securities Exchange Act of 1934, as
                   -------------
amended.

          (l)     "Fair Market Value" means, as of any date, the value of Common
                   -----------------
Stock  determined  as  follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (m)     "Incentive  Stock  Option" means an Option intended to qualify
                   ------------------------
as  an  incentive  stock  option  within the meaning of Section 422 of the Code.

          (n)     "Nonstatutory  Stock  Option"  means an Option not intended to
                   ---------------------------
qualify  as  Incentive  Stock  Option.

          (o)     "Officer"  means  a  person  who  is an officer of the Company
                   -------
within the meaning Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (p)     "Option"  means  a  stock option granted pursuant to the Plan.
                   ------

          (q)     "Option  Agreement" means an agreement between the Company and
                   -----------------
an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (r)     "Option  Exchange Program" means a program whereby outstanding
                   ------------------------
Options  are  exchanged  for  Options  with  a  lower  exercise  price.

          (s)     "Optioned  Stock"  means the Common Stock subject to an Option
                   ---------------
or  a  Stock  Purchase  Right.


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
          (t)     "Optionee"  means the holder of an outstanding Option or Stock
                   --------
Purchase  Right  granted  under  the  Plan.

          (u)     "Parent"  means  a  "parent  corporation,"  whether  now  or
                   ------
hereafter  existing,  as  defined  in  Section  424(e)  of  the  Code.

          (v)     "Plan"  means  this  1997  Stock  Plan.
                   ----

          (w)     "Restricted  Stock"  means  shares  of  Common  Stock acquired
                   -----------------
pursuant  to  a  grant  of  a  Stock  Purchase  Right  under  Section  11 below.

          (x)     "Section  16(b)"  means  Section  16(b)  of  the Exchange Act.
                   --------------

          (y)     "Service  Provider" means an Employee, Director or Consultant.
                   -----------------

          (z)     "Share"  means  a  share  of  the Common Stock, as adjusted in
                   -----
accordance  with  Section  12  below.

          (aa)    "Stock Purchase Right"  means a right to purchase Common Stock
                   --------------------
pursuant  to  Section  11  below.

          (bb)    "Subsidiary" means  a "subsidiary corporation," whether now or
                   ----------
hereafter  existing,  as  defined  in  Section  424(f)  of  the  Code.

     3.   Stock  Subject to the Plan.  Subject  to  the provisions of Section 12
          --------------------------
of the Plan, the maximum aggregate number of Shares which may be subject to option and sold under the Plan is five million five hundred thousand (5,500,000) Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

     If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of either an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

     4.   Administration  of  the  Plan.
          -----------------------------

          (a) The Plan shall be administered by the Board or a Committee appointed by Board, which Committee shall be constituted to comply with Applicable Laws.

          (b)     Powers of the Administrator.  Subject to the provisions of the
                  ---------------------------
Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

               (i)     to  determine  the  Fair  Market  Value;


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
               (ii) to select the Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

               (iii) to determine the number of Shares to be covered by each such award granted hereunder;

               (iv)    to  approve  forms  of agreement for use  under the Plan;

               (v) to determine the terms and conditions of any Option or StockPurchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (vi) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock;

               (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

               (viii)  to  initiate  an  Option  Exchange  Program;

               (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

               (x) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

               (xi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

          (c)     Effect  of  Administrator's  Decision.  All  decisions,
                  -------------------------------------
determinations and interpretations of the Administrator shall be final and binding on all Optionees.

     5.   Eligibility.
          -----------

          (a) Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.


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
          (b) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (c) Neither the Plan nor any Option or Stock Purchase Right shall confer upon any Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such relationship at any time, with or without cause.

     6.     Term  of Plan.  The Plan shall become effective upon its adoption by
            -------------
the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

     7.     Term  of  Option.  The  term  of  each Option shall be stated in the
            ----------------
Option  Agreement;  provided,  however,  that the term shall be no more than ten
(10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

     8.   Option  Exercise  Price  and  Consideration.
          -------------------------------------------

          (a) The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

               (i)     In  the  case  of  an  Incentive  Stock  Option

                    (A) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii)     In  the  case  of  a  Nonstatutory  Stock  Option

                    (A) granted to a Service Provider who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all


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
classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

                    (B) granted to any other Service Provider, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

               (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash,
(2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     9.     Exercise  of  Option.

          (a)     Procedure  for  Exercise; Rights as a Stockholder.  Any Option
                  -------------------------------------------------
granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement, but in no case at a rate of less than 20% per year over five (5) years from the date the Option is granted. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.


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
     Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)     Termination  of  Relationship  as  a  Service Provider.  If an
                  ------------------------------------------------------
Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least thirty (30) days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). To the extent that the Optionee is not entitled to exercise the Option on the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c)     Disability of Optionee.  If an Optionee ceases to be a Service
                  ----------------------
Provider  as  a  result of Optionee's disability, the Optionee may within twelve
(12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise an Option to the extent otherwise entitled to exercise it at the date of such termination. If such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option on the day three months and one day following such termination. To the extent that the Optionee is not entitled to exercise the Option on the date of termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d)     Death  of  Optionee.  If  an  Optionee  dies  while  a Service
                  -------------------
Provider, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant) to the extent vested on the date of death. If, at the time of death, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e)     Buyout Provisions.  The Administrator may at any time offer to
                  -----------------
buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10.     Non-Transferability  of Options and Stock Purchase Rights.  Options
             ---------------------------------------------------------
and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11.     Stock  Purchase  Rights.
             -----------------------

          (a)     Rights  to  Purchase.  Stock  Purchase  Rights  may  be issued
                  --------------------
either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer , including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The terms of the offer shall comply in all respects with Section 260.140.42 of Title 10 of the California Code of Regulations. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by Administrator.

          (b)     Repurchase  Option.  Unless  the  Administrator  determines
                  ------------------
otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine, but in no case at a rate of less than 20% per year over five years from the date of purchase.

          (c)     Other  Provisions.  The  Restricted  Stock  purchase agreement
                  -----------------
shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

          (d)     Rights  as  a  Stockholder.  Once  the Stock Purchase Right is
                  --------------------------
exercised, the purchaser shall have rights equivalent to those of a stockholder and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.

     12.     Adjustments  Upon  Changes  in Capitalization Merger or Asset Sale.
             ------------------------------------------------------------------

          (a)     Changes  in Capitalization.  Subject to any required action by
                  --------------------------
the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

          (b)     Dissolution  or  Liquidation.  In  the  event  of the proposed
                  ----------------------------
dissolution or liquidation of the Company, the Administrator shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option or Stock Purchase Right shall terminate immediately prior to the consummation of such proposed action.

          (c)     Merger or Asset Sale.  In the event of a merger of the Company
                  --------------------
with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     13.     Time  of  Granting  Options and Stock Purchase Rights.  The date of
             -----------------------------------------------------
grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

     14.     Amendment  and  Termination  of  the  Plan.
             ------------------------------------------

          (a)     Amendment  and  Termination.  The Board may at any time amend,
                  ---------------------------
alter,  suspend  or  terminate  the  Plan.


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          (b)     Stockholder  Approval.  The  Board  shall  obtain  stockholder
                  ---------------------
approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c)     Effect of Amendment or Termination.  No amendment, alteration,
                  ----------------------------------
suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

     15.     Conditions  Upon  Issuance  of  Shares.
             --------------------------------------

          (a)     Legal  Compliance.  Shares shall not be issued pursuant to the
                  -----------------
exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b)     Investment Representations.  As a condition to the exercise of
                  --------------------------
an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     16.     Inability  to  Obtain  Authority.  The  inability of the Company to
             --------------------------------
obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have beer obtained.

     17.     Reservation  of  Shares.  The Company, during the term of this Plan
             -----------------------
and for so long as Options are outstanding under the Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     18.     Stockholder Approval.  The Plan shall be subject to approval by the
             ---------------------
stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shy be obtained in the degree and manner required under Applicable Laws.

     19.     Information to Optionees and Purchasers.  The Company shall provide
             ---------------------------------------
to each Optionee and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be require to provide such statements to key employees whose duties in connection with the Company assure the access to equivalent information.


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     20.     Limitations  on  Number  of  Shares.  The  total  number  of Shares
             ------------------------------------
issuable upon exercise of all outstanding options and the total number of Shares called for under any stock bonus or similar plan or agreement shall not exceed a number of Shares which is equal to 30% of the then outstanding Shares of the Company as calculated in accordance with the conditions and exclusions of
Section  260.140.45  of  Title  10  of  the  California  Code  of  Regulations.


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